UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 11, 2011

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-9115	25-0644320
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

 Two NorthShore Center, Pittsburgh, PA                                                                                                           15212-5851
(Address of principal executive offices)                                                                                                (Zip Code)

Registrant's telephone number, including area code:                                                                                     (412) 442-8200

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Matthews International Corporation (“the Company”) announced that James P. Doyle, Group President, Memorialization, will retire from the Company effective December 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By  Steven F. Nicola

Steven F. Nicola
Chief Financial Officer,
Secretary and Treasurer

October 11, 2011